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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 22, 1999

                                  NFRONT, INC.
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                 (Exact Name of Registrant Specified in Charter)



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
              Georgia                       000-26513           58-2242756
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    (State or other jurisdiction           (Commission        (IRS Employer
         of Incorporation)                 File Number)    Identification No.)


      520 Guthridge Court, Suite 100, Norcross, GA         30092
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         (Address of principal executive office)        (zip code)
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       Registrant's telephone number, including area code: (770) 209-4460


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On November 22, 1999, nFront, Inc., ("nFront"), and Digital Insight Corporation ("Digital Insight") announced that they had entered into an Agreement and Plan of Merger and Reorganization, dated as of November 21, 1999 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger of a subsidiary of Digital Insight with and into nFront pursuant to which nFront will become a wholly-owned subsidiary of Digital Insight (the "Merger"). A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the joint press release of nFront and Digital Insight with respect to the Merger is included herein as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)     Exhibits

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Exhibit Number                         Description
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
         2.1 Agreement and Plan of Merger, dated as of November 21, 1999, by and among Digital Insight Corporation, Black Transitory Corporation and nFront, Inc.
         99.1 Joint Press Release, dated November 22, 1999, issued by nFront, Inc. and Digital Insight Corporation.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NFRONT, INC.


                                    By: /s/ Brady L. "Tripp" Rackley III
                                       ----------------------------------------
                                        Brady L. "Tripp" Rackley III
                                        Chairman of the Board of Directors
                                        and Chief Executive Officer


Dated:  November 24, 1999




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                                  EXHIBIT INDEX


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Exhibit Number                         Description
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
         2.1 Agreement and Plan of Merger, dated as of November 21, 1999, by and among Digital Insight Corporation, Black Transitory Corporation and nFront, Inc.

         99.1 Joint Press Release, dated November 22, 1999, issued by nFront, Inc. and Digital Insight Corporation.
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